UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2022, Biocept, Inc. (the “Company”) convened and adjourned its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), without any business being conducted, due to lack of the requisite quorum being present. The Annual Meeting was reconvened on July 8, 2022 with a quorum present. As of April 27, 2022, the record date for the Annual Meeting, 16,904,191 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 5,722,448 shares of common stock were present in person or represented by proxy. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

Proposal 1:         Election of Director

The Company’s stockholders elected M. Faye Wilson, MBA to serve until the Company’s 2025 Annual Meeting of Stockholders. The final voting results are as follows:

Votes For	3,723,866
Votes Withheld	1,998,581
Broker Non-Votes	0

Proposal 2:         Approval of Amendment to Amended and Restated 2013 Equity Incentive Plan, as amended

The Company’s stockholders did not approve an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance under such plan by 3,000,000 shares. The final voting results are as follows:

Votes For	1,533,628
Votes Against	4,143,112
Abstentions	45,708
Broker Non-Votes	0

Proposal 3:         Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement for the Annual Meeting. The final voting results are as follows:

Votes For	2,555,754
Votes Against	3,065,454
Abstentions	101,239
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: July 13, 2022	By:	/s/ Samuel D. Riccitelli
	Name:	Samuel D. Riccitelli
	Title:	Interim President and Chief Executive Officer